EXHIBIT 23.1
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                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Post-Effective Amendment Registration Statement on Form S-3 of our report dated January 31, 2002 relating to the financial statements appearing in the Annual Report on Form 10-K/A Amendment No. 3 of Birmingham Utilities, Inc. for the year ended December 31, 2001.


/s/ Dworken, Hillman, LaMorte & Sterczala, P.C.

Shelton, Connecticut
September 17, 2002